EXHIBIT 99.1

FOR IMMEDIATE RELEASE

NMI Holdings, Inc. Reports Fourth Quarter Net Income of $61.6 Million
EMERYVILLE, CALIF., Feb 15, 2017 -- NMI Holdings, Inc. (Nasdaq: NMIH) today reported net income of $61.6 million, or $1.01 per share, for the fourth quarter ended Dec. 31, 2016. Results for the quarter include a tax benefit of $54.5 million resulting from reversal of the valuation allowance on the company’s deferred tax asset and a charge of $1.7 million related to the change in fair value of outstanding warrants as a result of the company’s higher stock price at Dec. 31, 2016. The company reported net income of $6.2 million, or $0.10 per share, in the prior quarter and a net loss of ($4.8) million, or ($0.08) per share, in the fourth quarter of 2015.
Bradley Shuster, chairman and CEO of National MI, said, “We are proud of our performance in the fourth quarter and for the full year. In 2016 we achieved profitability, more than doubled insurance in force and premiums earned, negotiated a reinsurance treaty to support our growth, and solidified our position as a strong, returns-oriented mortgage insurance provider. We are excited about our growing operating leverage and returns profile, realizing the business model we envisioned at our founding. We want to thank our customers and employees, as well as business partners, lenders and shareholders for making it possible.”
Shuster added, “Looking ahead, we believe 2017 will be an even better year as we continue to layer on more high-quality insurance in force and drive strong revenue growth while prudently managing expenses and risk. With our largely fixed expense base, we expect that the operating leverage we already have demonstrated will drive increasing profits and returns throughout the year.”

•	As of December 31, 2016, the company had primary insurance-in-force of $32.2 billion, up 14% from $28.2 billion at the prior quarter end and up 117% over $14.8 billion as of December 31, 2015.

•	Premiums earned for the quarter were $32.8 million, up 3% from $31.8 million in the prior quarter and up 94% over $16.9 million in the same quarter a year ago.

•	NIW mix was 75% monthly premium product, which compares with 71% in the prior quarter and 45% in the fourth quarter of 2015.

•
Total underwriting and operating expenses in the fourth quarter were $23.3 million, including share-based compensation expense of $1.9 million. This compares with total underwriting and operating expenses of $24.0 million, including $1.8 million of share-based compensation, in the prior quarter, and $21.7 million, including $2.3 million of share-based compensation, in the same quarter a year ago.

•	Loss expense for the quarter was $0.8 million, resulting in a loss ratio of 2%.

•
As of the end of the fourth quarter, the company had approved master policies in place with 1,131 customers, up from 1,100 as of the end of the prior quarter, and up from 964 as of the end of the fourth quarter of 2015. Customers delivering NIW in the quarter grew to a new high of 638, which compares with 525 in the prior quarter and 500 in the same quarter a year ago.

•	At quarter-end, cash and investments were $677 million, including $74 million at the holding company, and book equity was $477 million, equal to $8.07 per share.

•	In 2016, the company generated $71.9 million of cash from operations, which compares with $41.5 million for 2015.

•	At quarter-end, the company had total PMIERs available assets of $454 million, which compares with risk-based required assets under PMIERs of $367 million.

EXHIBIT 99.1

	Quarter Ended 12/31/2016	Quarter Ended 9/30/2016	Quarter Ended 12/31/2015	Growth Q/Q	Growth Y/Y
Primary Insurance-in-Force ($billions)	32.17	28.22	14.82	14%	117%
New Insurance Written - NIW ($billions)
Monthly premium	3.90	4.16	2.03	-6%	92%
Single premium	1.34	1.70	2.52	-21%	-47%
Total	5.24	5.86	4.55	-11%	15%

Premiums Earned ($millions)	32.83	31.81	16.88	3%	94%
Underwriting & Operating Expense ($millions)	23.28	24.04	21.69	-3%	7%
Loss Expense ($millions)	0.80	0.66	0.37	21%	116%
Loss Ratio	2%	2%	2%
Cash & Investments ($millions)	677	686	617	-1%	10%
Book Equity ($millions)	477	430	403	11%	18%
Book Value per Share	8.07	7.28	6.85	11%	18%
Approved Master Policies	1,131	1,100	964	3%	17%
Customers Generating NIW	638	525	500	22%	28%

Conference Call and Webcast Details
The company will hold a conference call and live webcast today at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time. The webcast will be available on the company's website, www.nationalmi.com, in the "Investor Relations" section. The call also can be accessed by dialing (888) 734-0328 in the U.S., or (914) 495-8578 for international callers using Conference ID: 41208251, or by referencing NMI Holdings, Inc.

About National MI
National Mortgage Insurance Corporation (National MI), a subsidiary of NMI Holdings, Inc. (NASDAQ: NMIH), is a U.S.-based, private mortgage insurance company enabling low down payment borrowers to realize home ownership while protecting lenders and investors against losses related to a borrower's default. To learn more, please visit www.nationalmi.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this press release or any other written or oral statements made by or on behalf of the Company in connection therewith may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act), and the U.S. Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a "safe harbor" for any forward-looking statements. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements, including any statements about our expectations, outlook, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believe," "can," "could," "may," "predict," "assume," "potential," "should," "will," "estimate," "plan," "project," "continuing," "ongoing," "expect," "intend" and similar words or phrases. All forward-looking statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that may turn out to be inaccurate and could cause actual results to differ materially from those expressed in them. Many risks and uncertainties are inherent in our industry and markets. Others are more specific to our business and operations. Important factors that could cause actual events or results to differ materially from those indicated in such statements include, but are not limited to: our ability to implement our business strategy, including our ability to attract and retain a diverse customer base and to achieve a diversified mix of business across the spectrum of our product offerings; changes in the business practices of the GSEs that may impact the use of private mortgage insurance; our ongoing ability to comply with the financial requirements of the PMIERs; our ability to maintain sufficient holding company liquidity to meet our short- and long-term liquidity needs; our ability to successfully execute and implement our capital plans, including our ability to access the reinsurance market and to enter into, and receive approval of, reinsurance arrangements on terms and conditions that are acceptable to us, the GSEs and our regulators; heightened competition for our mortgage insurance business from other private mortgage insurers and the FHA; adoption of new or changes to existing laws and regulations or their enforcement and implementation by regulators; changes to the GSEs' role in the secondary mortgage market or other changes that could affect the residential mortgage industry generally or mortgage insurance in particular; potential future lawsuits, investigations or inquiries or resolution of current lawsuits or inquiries; emergence of unexpected claims and coverage issues, including claims

EXHIBIT 99.1

exceeding our reserves or amounts we expected to experience; our ability to utilize our net operating loss carryforwards, which could be limited or eliminated in various ways, including if we experience an ownership change as defined in Section 382 of the Internal Revenue Code; and general economic downturns and volatility. These risks and uncertainties also include, but are not limited to, those set forth under the heading "Risk Factors" detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2015, as subsequently updated through other reports we file with the SEC. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. We caution you not to place undue reliance on any forward-looking statement, which speaks only as of the date on which it is made, and we undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, future events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law.

Investor Contact
John M. Swenson
Vice President, Investor Relations and Treasury
john.swenson@nationalmi.com
(510) 788-8417

Press Contact
Mary McGarity
Strategic Vantage Mortgage Public Relations
(203) 513-2721
MaryMcGarity@StrategicVantage.com

EXHIBIT 99.1

Consolidated statements of operations and comprehensive income	For the three months ended December 31,		For the year ended December 31,
	2016	2015	2016	2015
Revenues	(In Thousands, except for share data)
Net premiums earned	$32,825	$16,880	$110,481	$45,506
Net investment income	3,634	2,078	13,751	7,246
Net realized investment gains (losses)	65	(121)	(693)	831
Other revenues	105	25	276	25
Total revenues	36,629	18,862	123,815	53,608
Expenses
Insurance claims and claims expenses	800	371	2,392	650
Underwriting and operating expenses	23,281	21,686	93,223	80,599
Total expenses	24,081	22,057	95,615	81,249
Other (expense) income
(Loss) gain from change in fair value of warrant liability	(1,713)	431	(1,900)	1,905
Interest expense	(3,777)	(2,057)	(14,848)	(2,057)
Total other (expense)	(5,490)	(1,626)	(16,748)	(152)

Income (loss) before income taxes	7,058	(4,821)	11,452	(27,793)
Income tax benefit	(54,502)	—	(54,389)	—
Net income (loss)	$61,562	$(4,821)	$65,841	$(27,793)

Earnings (loss) per share
Basic	$1.04	$(0.08)	$1.11	$(0.47)
Diluted	$1.01	$(0.08)	$1.08	$(0.47)

Weighted average common shares outstanding
Basic	59,140,011	58,781,566	59,070,948	58,683,194
Diluted	61,229,338	58,781,566	60,829,372	58,683,194

Loss Ratio(1)	2%	2%	2%	1%
Expense Ratio(2)	71	128	84	177
Combined ratio	73%	131%	87%	179%

Net income (loss)	$61,562	$(4,821)	$65,841	$(27,793)
Other comprehensive (loss) income, net of tax:
Net unrealized (losses) gains in accumulated other comprehensive income (loss), net of tax expense of $1,178, and $0 for the years ended December 31, 2016 and December 31, 2015, respectively and $1,178, and $0 for the quarters ended December 31, 2016 and December 31, 2015	(16,196)	(3,503)	1,429	(3,518)
Reclassification adjustment for losses (gains) included in net loss, net of tax expense of $0 for all periods presented	(65)	603	758	(349)
Other comprehensive (loss) income, net of tax	(16,261)	(2,900)	2,187	(3,867)
Comprehensive income (loss)	$45,301	$(7,700)	$68,028	$(31,660)
(1) Loss ratio is calculated by dividing the provision for insurance claims and claims expenses by net premiums earned.
(2) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

EXHIBIT 99.1

Consolidated balance sheets	December 31, 2016	December 31, 2015
Assets	(In Thousands, except for share data)
Fixed maturities, available-for-sale, at fair value (amortized cost of $630,688 and $564,319 as of December 31, 2016 and December 31, 2015, respectively)	$628,969	$559,235
Cash and cash equivalents	47,746	57,317
Premiums receivable	13,728	5,143
Accrued investment income	3,421	2,873
Prepaid expenses	1,991	1,428
Deferred policy acquisition costs, net	30,109	17,530
Software and equipment, net	20,402	15,201
Intangible assets and goodwill	3,634	3,634
Prepaid reinsurance premiums	37,921	—
Deferred tax asset, net	53,274	—
Other assets	542	90
Total assets	$841,737	$662,451

Liabilities
Term loan	$144,353	$143,939
Unearned premiums	152,906	90,773
Accounts payable and accrued expenses	25,297	22,725
Reserve for insurance claims and claim expenses	3,001	679
Reinsurance funds withheld	30,633	—
Deferred ceding commission	4,831	—
Warrant liability, at fair value	3,367	1,467
Deferred tax liability, net	—	137
Total liabilities	364,388	259,720
Commitments and contingencies

Shareholders' equity
Common stock - class A shares, $0.01 par value; 59,145,161 and 58,807,825 shares issued and outstanding as of December 31, 2016 and December 31, 2015, respectively (250,000,000 shares authorized)	591	588
Additional paid-in capital	576,927	570,340
Accumulated other comprehensive loss, net of tax	(5,287)	(7,474)
Accumulated deficit	(94,882)	(160,723)
Total shareholders' equity	477,349	402,731
Total liabilities and shareholders' equity	$841,737	$662,451

EXHIBIT 99.1

Historical Quarterly Data	2016				2015
	December 31,	September 30	June 30	March 31	December 31	September 30
Revenues		(In Thousands, except for share data)
Net premiums earned	$32,825	$31,808	$26,041	$19,807	$16,880	$12,834
Net investment income	3,634	3,544	3,342	3,231	2,078	1,884
Net realized investment gains (losses)	65	66	61	(885)	(121)	(15)
Other revenues	105	102	37	32	25	—
Total revenues	36,629	35,520	29,481	22,185	18,862	14,703
Expenses
Insurance claims and claims expenses	800	664	470	458	371	181
Underwriting and operating expenses	23,281	24,037	23,234	22,672	21,686	19,653
Total expenses	24,081	24,701	23,704	23,130	22,057	19,834

Other (expense) income (1)	(5,490)	(4,530)	(3,766)	(2,962)	(1,626)	332

Income (loss) before income taxes	7,058	6,289	2,011	(3,907)	(4,821)	(4,799)
Income tax (benefit) expense	(54,502)	114	—	—	—	—
Net income (loss)	$61,562	$6,175	$2,011	$(3,907)	$(4,821)	$(4,799)

Earnings (loss) per share
Basic	$1.04	$0.10	$0.03	$(0.07)	$(0.08)	$(0.08)
Diluted	$1.01	$0.10	0.03	(0.07)	(0.08)	(0.08)

Weighted average common shares outstanding
Basic	59,140,011	59,130,401	59,105,613	58,936,694	58,781,566	58,741,328
Diluted	61,229,338	60,284,746	59,830,899	58,936,694	58,781,566	58,741,328

Other data
Loss Ratio (2)	2%	2%	2%	2%	2%	1%
Expense Ratio (3)	71%	76%	89%	114%	128%	153%
Combined ratio	73%	78%	91%	117%	131%	155%
(1) Other (expense) income includes the gain from change in fair value of warrant liability, gain from settlement of warrants, and interest expense.
(2) Loss ratio is calculated by dividing the provision for insurance claims and claims expenses by net premiums earned.
(3) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

EXHIBIT 99.1

New Insurance Written (NIW), Insurance in Force (IIF) and Premiums
The tables below show primary and pool NIW and IIF, by quarter, for the last six quarters.

Primary NIW	Three months ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(In Millions)
Monthly	$3,904	$4,162	$3,700	$2,492	$2,029	$1,582
Single	1,336	1,695	2,138	1,762	2,518	2,051
Primary	$5,240	$5,857	$5,838	$4,254	$4,547	$3,633

Primary and pool IIF	As of
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(In Millions)
Monthly	$19,205	$16,038	$12,529	$9,210	$6,958	$5,087
Single	12,963	12,190	11,095	9,354	7,866	5,514
Primary	32,168	28,228	23,624	18,564	14,824	10,601

Pool	3,650	3,826	3,999	4,136	4,238	4,340
Total	$35,818	$32,054	$27,623	$22,700	$19,062	$14,941

Portfolio Statistics
The table below shows primary portfolio trends, by quarter, for the last six quarters.

Primary portfolio trends	As of and for the quarter ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	($ Values In Millions)
New insurance written	$5,240	$5,857	$5,838	$4,254	$4,547	$3,633
New risk written	1,244	1,415	1,411	1,016	1,105	887
Insurance in force (1)	32,168	28,228	23,624	18,564	14,824	10,601
Risk in force (1)	7,790	6,847	5,721	4,487	3,586	2,553
Policies in force (count) (1)	134,662	119,002	100,547	79,700	63,948	46,175
Weighted-average coverage (2)	24.2%	24.3%	24.2%	24.2%	24.2%	24.1%
Loans in default (count)	179	115	79	55	36	20
Percentage of loans in default	0.1%	0.1%	0.1%	0.1%	0.1%	—%
Risk in force on defaulted loans	$10	$6	$4	$3	$2	$1
Average premium yield (3)	0.44%	0.48%	0.47%	0.45%	0.49%	0.52%
Annual persistency (4)	80.7%	81.8%	83.3%	82.7%	79.6%	71.6%

(1)	Reported as of the end of the period.

(2)	End of period risk in force (RIF) divided by IIF.

(3)	Average premium yield is calculated by dividing primary net premiums earned, net of reinsurance, by average gross IIF for the period, annualized.

(4)	Defined as the percentage of IIF that remains on our books after any 12-month period.

EXHIBIT 99.1

The tables below reflect our total primary NIW by FICO, loan-to-value (LTV), and purchase/refinance mix.

Primary NIW by FICO	Three months ended
	December 31, 2016	September 30, 2016	December 31, 2015
	(In Millions)
>= 760	$2,566	$2,975	$2,315
740-759	846	934	754
720-739	647	725	569
700-719	560	588	485
680-699	375	387	277
<=679	246	248	147
Total	$5,240	$5,857	$4,547

Primary NIW by LTV	Three months ended
	December 31, 2016	September 30, 2016	December 31, 2015
	(In Millions)
95.01% and above	$355	$347	$219
90.01% to 95.00%	2,224	2,557	1,989
85.01% to 90.00%	1,580	1,844	1,559
85.00% and below	1,081	1,109	780
Total	$5,240	$5,857	$4,547

Primary NIW by purchase/refinance mix	Three months ended
	December 31, 2016	September 30, 2016	December 31, 2015
	(In Millions)
Purchase	$3,776	$4,400	$3,138
Refinance	1,464	1,457	1,409
Total	$5,240	$5,857	$4,547
The tables below show the primary weighted average FICO and the weighted average LTV, by policy type, for NIW in the quarters presented.

Weighted Average FICO
	December 31, 2016	September 30, 2016	December 31, 2015
Monthly	746	748	750
Single	764	763	756

Weighted Average LTV
	December 31, 2016	September 30, 2016	December 31, 2015
Monthly	92%	91%	92%
Single	90	90	91

EXHIBIT 99.1

The table below reflects a summary of our primary IIF and RIF by book year.

Primary IIF and RIF	As of December 31, 2016
	IIF	RIF
	(In Millions)
December 31, 2016	$20,193	$4,850
2015	10,071	2,472
2014	1,856	457
2013	48	11
Total	$32,168	$7,790
The tables below reflect our total primary IIF and RIF by FICO, average loan size, LTV, and loan type.

Primary IIF by FICO	As of
	December 31, 2016	September 30, 2016	December 31, 2015
	(In Millions)
>= 760	$16,166	$14,258	$7,124
740-759	5,248	4,612	2,406
720-739	4,130	3,648	2,111
700-719	3,245	2,813	1,515
680-699	2,151	1,863	1,100
<=679	1,228	1,034	568
Total	$32,168	$28,228	$14,824

Primary RIF by FICO	As of
	December 31, 2016	September 30, 2016	December 31, 2015
	(In Millions)
>= 760	$3,934	$3,470	$1,707
740-759	1,281	1,130	590
720-739	1,000	887	519
700-719	782	680	369
680-699	511	443	267
<=679	282	237	134
Total	$7,790	$6,847	$3,586

Primary Average Loan Size by FICO	As of
	December 31, 2016	September 30, 2016	December 31, 2015
	(In Thousands)
>= 760	$250	$250	$246
740-759	241	240	235
720-739	235	235	229
700-719	233	233	228
680-699	224	224	219
<=679	210	209	207

EXHIBIT 99.1

Primary IIF by LTV	As of
	December 31, 2016	September 30, 2016	December 31, 2015
	(In Millions)
95.01% and above	$1,686	$1,363	$498
90.01% to 95.00%	14,358	12,644	6,583
85.01% to 90.00%	10,282	9,157	5,098
85.00% and below	5,842	5,064	2,645
Total	$32,168	$28,228	$14,824

Primary RIF by LTV	As of
	December 31, 2016	September 30, 2016	December 31, 2015
	(In Millions)
95.01% and above	$467	$380	$139
90.01% to 95.00%	4,226	3,725	1,943
85.01% to 90.00%	2,439	2,174	1,210
85.00% and below	658	568	294
Total	$7,790	$6,847	$3,586

Primary RIF by Loan Type	As of
	December 31, 2016	September 30, 2016	December 31, 2015

Fixed	99%	98%	98%
Adjustable rate mortgages:
Less than five years	—	—	—
Five years and longer	1	2	2
Total	100%	100%	100%
As of December 31, 2016 and December 31, 2015, 100% of each of our pool IIF and RIF was comprised of insurance on fixed rate mortgages.
The table below reflects a summary of the change in total primary IIF for the following periods.

Primary IIF	Three months ended
	December 31, 2016	September 30, 2016	December 31, 2015
	(In Millions)
IIF, beginning of period	$28,228	$23,624	$10,601
NIW	5,240	5,857	4,547
Cancellations and other reductions	(1,300)	(1,253)	(324)
IIF, end of period	$32,168	$28,228	$14,824

EXHIBIT 99.1

Geographic Dispersion

The following table shows the distribution by state of our primary RIF.

Top 10 primary RIF by state	As of
	December 31, 2016	September 30, 2016	December 31, 2015
California	13.6%	13.2%	12.9%
Texas	7.0	6.8	6.8
Virginia	6.5	6.6	5.2
Florida	4.5	4.7	5.3
Arizona	3.9	3.8	3.7
Colorado	3.9	4.0	4.2
Maryland	3.7	3.6	2.8
Michigan	3.7	3.9	4.4
Utah	3.7	3.6	3.0
Pennsylvania	3.6	3.6	3.7
Total	54.1%	53.8%	52.0%

EXHIBIT 99.1

The following table shows portfolio data by origination year.

	As of December 31, 2016
Origination year	Original Insurance Written	Remaining Insurance in Force	% Remaining of Original Insurance	Policies Ever in Force	Number of Policies in Force	Number of Loans in Default	# of Claims Paid	Incurred Loss Ratio (Inception to Date) (1)	Cumulative default rate (2)
	($ Values in Millions)
2013	$162	$48	30%	655	239	—	1	—%	0.2%
2014	3,451	1,857	54%	14,786	9,003	48	3	2.6%	0.3%
2015	12,422	10,071	81%	52,548	44,716	103	7	2.4%	0.2%
2016	21,189	20,192	95%	83,633	80,704	28	—	0.6%	—%
Total	$37,224	$32,168		151,622	134,662	179	11

(1)	The ratio of losses incurred (paid and reserved) divided by cumulative premiums earned, net of reinsurance.

(2)	The sum of claims paid ever to date and notices of default as of the end of the period divided by policies ever in force.

EXHIBIT 99.1

The following table provides a reconciliation of the beginning and ending reserve balances for primary insurance claims and claims expenses:

	For the three months ended December 31,		For the year ended December 31,
	2016	2015	2016	2015
	(In Thousands)
Beginning balance	$2,133	$358	$679	$83
Less reinsurance recoverables (1)	(90)	—	—	—
Beginning balance, net of reinsurance recoverables	2,043	358	679	83

Add claims incurred:
Claims and claim expenses incurred:
Current year (2)	654	341	2,457	699
Prior years (3)	149	30	(65)	(49)
Total claims and claims expenses incurred	803	371	2,392	650

Less claims paid:
Claims and claim expenses paid:
Current year (2)	171	50	171	50
Prior years (3)	(29)	—	196	4
Total claims and claim expenses paid	142	50	367	54

Reserve at end of period, net of reinsurance recoverables	2,704	679	2,704	679
Add reinsurance recoverables (1)	297	—	297	—
Balance, December 31	$3,001	$679	$3,001	$679
(1) Related to ceded losses recoverable on our 2016 quota-share reinsurance transaction. To date, ceded losses have been immaterial.
(2) Related to defaults occurring in the current year.
(3) Related to defaults occurring in prior years.

The following table provides a reconciliation of the beginning and ending count of loans in default.

	Three months ended		Year ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Beginning default inventory	115	20	36	4
Plus: new defaults	126	27	284	51
Less: cures	(59)	(10)	(132)	(17)
Less: claims paid	(3)	(1)	(9)	(2)
Ending default inventory	179	36	179	36

EXHIBIT 99.1

The following tables provide details of our claims and reserves.

	Three months ended		Year ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	($ Values In Thousands)
Number of claims paid	3	1	9	2
Total amount paid for claims	$136	$50	$367	$54
Average amount paid per claim	$45	$50	$41	$27
Severity	65%	104%	64%	44%

Average reserve per default:	As of December 31, 2016	As of December 31, 2015
	(In Thousands)
Case	$15	$18
IBNR	2	1
Total	$17	$19

The following table provides a comparison of the PMIERs financial requirements as reported by National MI.

	As of
	December 31, 2016	September 30, 2016	December 31, 2015
	(In thousands)
Available Assets	$453,523	$488,635	$431,411
Net Risk-Based Required Assets	366,584	320,609	249,805

Asset charge % (1)	6.15%	6.14%	6.17%
(1)Asset charge represents the risk based required asset amount as defined in the PMIERs, divided by the outstanding RIF on performing primary loans.